D T E E N E R G Y B U S I N E S S U P D AT E J A N U A R Y 1 0 - 1 2 , 2 0 2 2 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with the transition services previously negotiated could adversely affect our business, and that the transaction may not achieve some or all of the anticipated benefits; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets on DTE Vantage’s (formerly Power and Industrial Projects) operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 Overview Business Update Environmental, Social & Governance (ESG) Appendix

Focusing on our team, customers and communities while delivering for investors 4 Our Team Ensuring the health and safety of our employees Recognized as a Gallup Great Workplace for the ninth consecutive year Customers Addressing our customers’ most vital needs Investing an additional $90 million to combat extreme weather-related power outages with no impact to customer bills Communities Providing safe, reliable and cleaner energy Building first MIGreenPower community solar project in Washtenaw County Investors Delivering premium shareholder returns Strong track record of delivering results and well-positioned for future growth

Solidifying future growth with updated plan; continuing 5% - 7% operating EPS1 growth through 2026 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 5 ✓ Targeting higher end of 5% - 7% operating EPS growth from 2021 original guidance midpoint to 2022 early outlook ✓ 7% dividend growth extended to 2022, consistent with high end of operating EPS growth target ✓ Accelerating generation transition and preparing to file updated Clean Vision Plan (IRP) in October 2022, one year earlier than planned − Ceasing coal use at Belle River Power Plant two years earlier than planned and evaluating the opportunity for conversion to a cleaner fuel source − Evaluating the opportunity to exit coal use at Monroe Power Plant earlier than 2040 ✓ Utility 5-year capital investment is $1 billion higher than previous plan; ~$40 billion investment plan over the 10-year period − Capital investment plan modernizes and prepares the grid for additional growth from electrification and supports accelerated carbon reduction ✓ Announced strategic focus on decarbonization at DTE Vantage

Operating in a highly constructive regulatory environment 1. UBS, December 2021 (50 states and Washington, D.C.) 6 • Empower customers to make informed utility choices • Assure safe, secure and reliable utility services and infrastructure • Assure accessible and affordable utility services through regulatory oversight • Cultivate open and diverse communication and education 7 9 19 9 7 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5 Dan Scripps Chair Term ending July 2, 2023 Katherine Peretick Commissioner Term ending July 2, 2027 Tremaine Phillips Commissioner Term ending July 2, 2025 MPSC key objectives Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) MPSC members

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding fuel and purchase power from electric O&M and production expense from gas O&M 7 • Controlling costs while improving the customer experience and maintaining affordability − Productivity enhancements − Technology innovations − Automation − Infrastructure replacements − Transition to cleaner energy DTE Gas Peer average DTE Electric Peer average 3% 3% 1% 1% Average annual percentage change in O&M costs 2008 - 2020 Electric utility1 Gas utility1 All 10,000+ employees engaged in CI to surface and solve problems

8 Overview Business Update Environmental, Social & Governance (ESG) Appendix

$14 $15 $3.0 $3.1 2021 - 2025 prior plan 2022 - 2026 current plan $17 Increased utility investment in 5-year plan supports 5% - 7% operating EPS1 growth through 2026 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9 • Utility investment $1 billion higher than previous plan ~$19.5 billion DTE Electric DTE Gas DTE Vantage $15 $3.1 $1.0 - $1.5 $18 (billions) • Over 90% of DTE’s total investment in utilities DTE 5-year investment plan 2022 - 2026 Capital investment increased in 5-year plan DTE Gas DTE Electric

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy

Cleaner generation

- Accelerating carbon reduction plan
  - Ceasing coal use at Belle River Power Plant and reducing carbon emissions by 50% by 2028, two years earlier than originally planned
  - Filing updated IRP in October 2022, one year earlier than planned
  - Evaluating the opportunity to exit coal use at Monroe Power Plant earlier than 2040
- Expanding voluntary renewables program, one of the largest in the nation

Distribution infrastructure renewal

- Supporting increased electrification and load growth through infrastructure redesign and modernization
- Improving reliability and reducing restoration times through system resilience and hardening
- Enabling a smarter, more resilient grid through advanced technology and automation

Targeting 7% - 8% long-term operating earnings[1] growth from 2021 original guidance

DTE Electric investment plan
(billions)


$14
$2
$5
$7
$15
$3
$4
$8
Cleaner generation
Base infrastructure
Distribution infrastructure
2021 - 2025 prior plan
2022 - 2026 current plan

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE 10

Clean energy transformation and building the grid of the future creates $35 billion of investment opportunity over the next 10 years

- Future investments could accelerate net zero emissions target from 2050
- Accelerating the cessation of coal use at Belle River and Monroe Power Plants will create the need for considerable replacement investment
  - Renewable resources
  - Short and long duration storage
  - Demand response
  - Dispatchable carbon free resources[1]
- Pace of electric vehicle (EV) adoption could significantly increase the need for resources and assets

Provides large inventory of potential capital investment pull forwards into subsequent 5-year plans

DTE Electric 10-year investment plan
(billions)


~$35
Grid of the future
Clean generation
Technology and base infrastructure
2022 - 2031 current plan

DTE

1. Examples include combined cycle plant with carbon capture and storage, hydrogen and small modular nuclear

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0 10 20 30 40 50 60 70 1960 1970 1980 1990 2000 2010 2020 Investment opportunities exist over the next 10 years due to the need for a modern, reliable grid and clean, affordable generation 1. National Oceanic and Atmospheric Administration reports 2. Wind data gathered from several locations near Detroit (Detroit Metro and Willow Run airports) at various methods of measurement 3. Not including underlying macroeconomic conditions including energy efficiency programs 12 0 2,000 4,000 6,000 2020 2025 2030 2035 2040 Upper Midwest climate extremes index (CEI) and wind 1960 - 2020 CEI percentage1 CEI trend Average peak wind gust2 (mph) DTE Electric load from vehicle electrification3 (GWh) Climate change, increasing number of high wind events and EV adoption drive both load growth and a need for a reliable grid investment

Robust investment opportunities for the grid of the future; driving capital opportunity in 10-year investment plan 13 Rebuilding sub-transmission, substations and circuits to provide additional capacity, improve reliability and resilience Circuits that have been trimmed have 60% fewer outages, shorter outage durations and fewer wire downs Hardening the system, enhancing pole top maintenance and increasing the pace of asset replacement Advanced Distribution Management System will provide a complete and integrated view of multiple systems Technology and automation Vegetation management Infrastructure hardening and resilience Infrastructure redesign and modernization Investments ensure best-in-class grid performance

Continuing to evaluate the cessation of coal use to further accelerate decarbonization plan 14 • Stakeholder engagement has started and will provide meaningful input into our detailed plan to ensure our goals of clean, reliable and affordable energy are achieved • Details of the plan and associated investments will be provided with the filing of the Clean Vision Plan (IRP) in October 2022 2021 204020302022 MonroeBelle River Trenton Channel St. Clair River Rouge 2028 Belle River Accelerating cessation of coal use from 2030 to 2028 Evaluating cessation of coal use earlier than 2040

$1.6 $1.6 $1.4 $1.5 2021 - 2025 prior plan 2022 - 2026 current plan DTE Gas: replacing aging infrastructure to reduce greenhouse gas emissions 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 15 $3.0 $3.1+ Main renewal • Minimizes leaks, both reducing costs and improving customer satisfaction Base infrastructure • Enhances transmission, compression, distribution and storage Additional opportunity • Accelerates the modernization of the transmission system DTE Gas investment plan (billions) Targeting 9% long-term operating earnings1 growth from 2021 original guidance Main renewal Base infrastructure Additional opportunity

DTE Vantage: strategic focus on decarbonization solutions for customers 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Renewables includes wood and landfill gas facilities and new decarbonization opportunities 16 Renewable natural gas (RNG) • Commenced construction on new Wisconsin RNG project and secured additional project in New York • One of the largest dairy RNG suppliers based on installed capacity • Strong market growth supported by the federal Renewable Fuel Standard and California’s Low Carbon Fuel Standard; future demand from additional states pursuing low carbon fuel standards Industrial energy services • Uniquely positioned to capitalize on a growing preference for efficient energy with opportunity to implement power and steam cogeneration systems Exploring additional decarbonization opportunities • Well-positioned to capitalize on future carbon capture and storage projects 2022 early outlook 2026E Industrial energy services Other RNG/renewables2 $85 - $95 $160 - $170 DTE Vantage operating earnings1 (millions) $1.0 - $1.5 billion capital investment 2022 - 2026; 80% of operating earnings derived from decarbonization related projects

Maintaining strong cash flow, balance sheet and credit profile; minimal equity issuances outside of convertible equity units

Planned equity issuances 2022 - 2024
(billions)



$1.3
Convertible equity units
$0.0 - $0.1
$0.0 - $0.1
2022
2023
2024
$1.3 - $1.5

$1 billion utility capital investment increase with minimal equity issuances in the 5-year plan

- Strong investment-grade credit rating
  - Targeting ~16% FFO[1] / Debt[2]
- Increased 2022 annualized dividend 7% to $3.54 per share
  - Over 100 years of consecutive dividend payments
- Completed liability management plan following spin of DTM
  - Retired $2.6 billion of long-term debt with funds from DTM's debt issuance
  - NPV positive, immediately operating EPS[3] accretive and supports long-term growth

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity
3. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

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18 Overview Business Update Environmental, Social & Governance (ESG) Appendix

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 19 • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Environment Social Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets • Focusing on the diversity, safety, well-being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Outperforming industry average in ESG metrics; AA score from MSCI and top quartile for Sustainalytics

DTE Electric targeting net zero carbon emissions by 2050 Note: CO2 reduction from 2005 base 20 • Advancing our clean energy investments and plan to accelerate the modernization of our electric grid • Retiring coal-fired power plants • Accelerating voluntary renewables program, one of the largest in the nation • Adding thousands of megawatts of wind and solar power • Advocating for constructive public policy • Assessing new and emerging technology; increasing energy efficiency and demand response 2023 2028 2040 2050 50% 80% Net zero 12 million metric tons of CO2 reduced 19 million metric tons of CO2 reduced 30 million metric tons of CO2 reduced 38 million metric tons of CO2 reduced 32%

DTE Gas targeting net zero greenhouse gas (GHG) emissions by 2050 Note: reduction from 2005 base 21 2020 2030 2040 2050 65% 80% Net zero • Advancing our clean energy investments and upgrading and replacing aging infrastructure • Growing CleanVision Natural Gas Balance program, the nation’s first program to include both carbon offsets and RNG • Progressing on major transmission renewal project • Continuing main renewal upgrades and operational improvements 45%

MIGreenPower program providing affordable renewable energy solutions

- One of the largest voluntary renewable programs in the nation
- Average net cost to residential customer
  - Wind & solar program: 2.7 cents/kWh
  - Wind program: 1.9 cents/kWh
- An average business customer using 1,000 kWh/month can attribute 100% of their energy use to renewable resources for ~$23/month

Voluntary renewable customers

Ford | The Great Seal of the State of Michigan | University of Michigan | GM | Bedrock Detroit | Detroit Diesel

2017
program inception

46,000
residential customers subscribed

1,000+ MW
large business customers subscribed



DTE

22

Natural Gas Balance program reducing GHG emissions Note: GHG reduction from 2005 base 23 • Offering a way to affordably offset 25% to 100% of customers’ greenhouse gas emissions from an average home’s natural gas use • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnering with suppliers and customers across the natural gas chain • Partnered with Bluesource, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 5,000+ customers subscribed 6.1 million metric tons of GHG reduced by 2050

Marching toward net zero carbon emissions with an accelerated plan 1. Generation mix represents one potential pathway and is subject to change 24 77% 38% 25% - 30% 17% 20% 20% 2% 22% 20% - 25% 1% 16% 25% - 30% 3% 4% 4% 2005 2023E 2028E Coal Nuclear Natural gas Renewables Storage Cleaner generation mix1 (MWh %)

Robust renewables energy portfolio DTE owned renewables 1,301 MW and PPAs 560 MW 25 1,694 MW wind 144 MW solar 6 MW landfill 17 MW biomass Renewable energy portfolio 1,860 MW capacity

Progressing on EV initiatives 26 Charging Forward Program • Promoting EV education, infrastructure and adoption • Offering residential charger rebates and infrastructure incentives 2021 major milestones • 930 residential rebates approved and installed • 1,000 public level 2 chargers approved and over 360 installed • 90 direct current fast charger rebates approved across 40 sites and 26 installed • Deployed two Blue Water Area Transit electric buses and six electric school buses 2019 program inception 140,000 gallons of gasoline saved 10,500 metric tons of CO2 emissions reduced

Environmental sustainability is critical to creating long-term shareholder value 27 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Key participant in the governor’s Michigan Council on Climate Solutions to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy • Member of the Michigan Advisory Council on Environmental Justice supporting development of long-term, sustainable solutions Protecting our natural resources • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

Committed to diversity, equity and inclusion; creating a safe and welcoming environment 28 Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Received American Gas Association Safety Achievement Award for excellence in employee safety Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee resource groups promote a safe and welcoming environment and offer professional development, networking, mentoring and support

Leader in volunteerism and strengthening ties with our communities 29 2,900 volunteers 47,000 hours volunteered 779 nonprofits helped $90m awarded for energy assistance 1,400 students employed at DTE through programs statewide 16,000 customers enrolled in low-income self-sufficiency plans

$2.2b invested in Michigan businesses in 2020 44,000 jobs created since 2010 $969m invested with Detroit suppliers in 2020 $744m invested with diverse women and minority owned suppliers in 2020 149 certified diverse suppliers 32 supplier diversity awards earned since 2018 Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 30 $10 $67 $75 $46 $100 $274 2020 Michigan spend (millions)

Gallup Great Workplace Award 9 consecutive years Ambassadors Championing Excellence Award for commitment to supporting minority businesses Overall excellence in diversity Veteran friendly employer America’s Most Responsible Companies 2021 Award-winning commitment to being a top ESG employer in the country 31 Inclusion of women- owned businesses in their supply chains Top supplier diversity program Top employer Top supplier diversity program Top supplier diversity program Superior corporate citizenship and community involvement Corporate citizenship awards Supplier diversity awards

Governance framework provides shareholder rights and enables sustainable value creation 32 Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Environmental, Social, Governance and Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 2 83% independent 4 8 33% gender or ethnically diverse 9 years average tenure <4 years 4 - 11 years >11 years 67 years average age 60 - 64 65 - 69 >70<60

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 33

VISIT US: DTE INVESTOR RELATIONS 2021 ESG REPORT

35 Overview Business Update Environmental, Social & Governance (ESG) Appendix

2022 early outlook DTE Electric $915 - $929 DTE Gas 227 - 237 DTE Vantage 85 - 95 Energy Trading 15 - 25 Corporate & Other (127) - (117) DTE Energy $1,115 - $1,169 Operating EPS from continuing operations $5.70 - $5.97 Targeting higher end of 5% - 7% operating EPS1 growth from 2021 original guidance midpoint to 2022 early outlook 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 36 (millions, except EPS)

DTE Electric and DTE Gas regulatory update

	General rate order	Received order	Effective	Rate recovery	ROE	Capital structure	Rate base
DTE Gas	General rate order (U-20940)	December 2021	January 1, 2022	$84 million	9.9%	51% equity 49% debt	$5.5 billion

	Order	Received order	Additional details
DTE Electric	Renewable energy plan (U-18232)	July 2020	350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar)
	Alternative rate case strategy (U-20835)	April 2021	Delays rate case filing to 2022 $102 million
	Voluntary renewable plan (U-20713)	June 2021	Additional 420 MW in 2022; additional 380 MW from 2023 - 2025 Program offerings to provide low-income customers greater access to renewable energy
	Innovative, one-time customer refund regulatory liability (U-20921)	December 2020	$30 million voluntary refund
	Securitization filing (U-21015)	June 2021	$73.2 million for River Rouge retirement and $156.9 million for vegetation management program Funding planned for March 2022
	Innovative, one-time vegetation management refund regulatory liability (U-21128)	December 2021	$90 million total investment (2022 – 2024) to combat extreme weather-related power outages with no impact to customer bills
DTE Gas	Voluntary emissions offset plan (U-20839)	October 2020	Comprised of a combination of both carbon offsets and RNG 95% of planned emissions reduction is carbon emissions 5% of planned emissions reduction is RNG

DTE

37

DTE Electric rate base1 (billions) Utilities have provided solid rate base growth 1. Year-end balances; Electric rate base includes renewables investment 38 $3.7 $4.1 $4.4 $4.8 $5.2 2016 2017 2018 2019 2020 $15.6 $16.5 $17.7 $18.9 $20.4 2016 2017 2018 2019 2020 10.3% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 10.1% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 DTE Electric authorized ROE DTE Gas authorized ROEDTE Gas rate base1 (billions)

Reconciliation of reported to operating earnings (non-GAAP) 39 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.